UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway, Suite 200 Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Amended and Restated Loan and Security Agreement

On September 22, 2020, TransAtlantic Petroleum Ltd., a Bermuda exempted company (the “Company”), entered into an Amended and Restated Loan and Security Agreement (the “A&R Loan Agreement”) with Dalea Investment Group, LLC (the “Lender”), an entity controlled by a group of holders representing 100% of the Company’s outstanding 12.0% Series A Convertible Redeemable Preferred Shares, which was also executed by N. Malone Mitchell 3rd (“Mr. Mitchell”), Selami Erdem Uras (“Mr. Uras”), and Gundem Turizm Yatirim Ve Isletmeleri A.S., a Turkish Joint stock company (“Gundem” and with Mr. Mitchell and Mr. Uras, the “Denizbank Pledgors”), which are third party beneficiaries with respect to certain provisions thereunder, in order to accept and agree to only certain provisions thereunder.

The A&R Loan Agreement amends and restates that certain Loan and Security Agreement, dated as of August 7, 2020 by and between the Company and the Lender (the “Loan Agreement”) to provide that the Lender commits (the “Pledge Commitment”) to cause the pledges by (a) Mr. Mitchell and Mr. Uras of their ownership interests in the Diyarbakir real estate, and (b) Gundem of its ownership interests in the Gundem Resort Hotel, Asarlik Mevkii Gumbet, Borrum Turkey and the Muratli real estate (the “Denizbank Pledges”) in favor of Denizbank A.S. (“Denizbank”) to be continued in order to secure that certain General Credit Agreement, dated August 23, 2016, by and among, TransAtlantic Exploration Mediterranean International Pty Ltd, TransAtlantic Turkey, Ltd., DMLP, Ltd., and Talon Exploration, Ltd. (the “Denizbank Credit Agreement”) in furtherance of the Company obtaining concessions from Denizbank under the Denizbank Credit Agreement, which may include, without limitation, an extension of maturity, a decrease of required amortization payments, an amortization payment holiday, and/or any other concessions  to improve the liquidity situation of Company. The Pledge Commitment is subject to certain conditions set forth in the A&R Loan Agreement including, among others, the Company filing with the Securities and Exchange Commission (the “SEC”) the proxy statement related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 7, 2020, by and among the Company, TAT Holdco LLC, a Texas limited liability company (“Parent”), and TAT Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company shall be merged with and into Merger Sub with Merger Sub surviving as a Texas limited liability company and wholly-owned subsidiary of Parent (the “Merger”), in form and substance reasonably satisfactory to Lender, and only so long as the Company has not withdrawn or ceased to diligently pursue approval thereof.

The A&R Loan Agreement also provides that, subject to, and upon, the extension of the effectiveness of the Denizbank Pledges beyond February 29, 2021, as collateral security for the prompt payment and performance in full when due of the all rights and remedies of the Denizbank Pledgors pursuant to (i) that certain Pledge Fee Agreement, dated as of August 31, 2016, by and between Mr. Mitchell and Mr. Uras and the Company, and (ii) that certain Pledge Fee Agreement, dated as of August 31, 2016, by and between Gundem and the Company, the Company is required to grant the Denizbank Pledgors a security interest in and lien on all of the Company’s present and future accounts, chattel paper, commercial tort claims, commodity accounts, commodity contracts, contracts receivable, deposit accounts, documents, financial assets, general intangibles, instruments, investment property (including all of the Company’s right, title, and interest in and to all of the capital stock of TransAtlantic Petroleum (USA) Corp., a Delaware corporation, and TransAtlantic Worldwide Ltd., a Bahamas international business corporation), letters of credit, letter of credit rights, payment intangibles, securities, notes receivable, choses of action, security accounts, and security entitlements, now or hereafter owned, held, or acquired.

The A&R Loan Agreement contains events of default, including the Denizbank Pledges being in effect on, or less than three business days prior to, the maturity date.

Other than as described above, the material terms of the A&R Loan Agreement are substantially similar to those of the Loan Agreement. A description of the material terms of the Loan Agreement is included in the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2020.

The foregoing summary of the A&R Loan Agreement and the transactions and related agreements contemplated thereby and do not purport to be a complete description of all the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the A&R Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the A&R Loan Agreement provided in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 7.01Regulation FD Disclosure

On September 22, 2020, the Company issued a press release announcing the entry into the A&R Loan Agreement. This information is intended to be furnished, rather than filed. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
10.1

Amended and Restated Loan and Security Agreement, dated September 22, 2020, by and between TransAtlantic Petroleum Ltd., Dalea Investment Group, LLC, N. Malone Mitchell 3rd, Selami Erdem Uras, and Gundem Turizm Yatirim ve Isletmeleri A.S.

99.1	Press release, dated September 22, 2020, issued by TransAtlantic Petroleum Ltd.

Forward-Looking Statements

Certain statements in this report regarding the Merger Agreement and the proposed Merger constitute “forward-looking statements” under the federal securities laws. These forward-looking statements are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, it does so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, the inability to obtain the requisite shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, risks that the proposed transaction disrupts current plans and operations, the ability to recognize the benefits of the Merger, and the amount of the costs, fees, and expenses and charges related to the Merger. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, the Company’s quarterly reports on Form 10-Q as well as the Schedule 13E-3 transaction statement and the proxy statement to be filed by the Company. The statements in this report speak only as of the date of hereof, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement on Schedule 14A. In addition, certain participants in the proposed transaction will prepare and file a Schedule 13E-3 transaction statement that will include the proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This report is not a substitute for the proxy statement, the Schedule 13E-3, or any other document that the Company may file or furnish with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING THE SCHEDULE 13E-3) THAT ARE FILED OR FURNISHED (OR WILL BE FILED OR FURNISHED WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. When available, investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed or furnished with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by contacting the Corporate Secretary at TransAtlantic Petroleum Ltd., c/o TransAtlantic Petroleum (USA) Corp., 16803 Dallas Parkway, Addison, TX 75001 or at (214) 220-4323.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the Merger when it is filed with the SEC. Information regarding directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in the Company is contained in the Company’s Definitive Annual Meeting Proxy Statement filed with the SEC on April 20, 2020. You may obtain a free copy of this document as described in under the heading “Additional Information and Where to Find It” above. Investors may obtain additional information regarding the direct and indirect interests of such potential participants in the proposed transaction by reading the proxy statement, Schedule 13E-3 transaction statement, and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 22, 2020

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary